UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2008

CHANCERY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53142	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4400 Westgrove Drive, Suite 104, Dallas, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 288-9897

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" on page 5 of this current report, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Chancery” mean Chancery Resources, Inc., a Nevada corporation, unless otherwise indicated.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consulting Agreement

On November 6, 2008, we entered into a consulting agreement with Rafael Pinedo, our President. The term of the agreement is for a period of one year and in consideration for the services to be provided we have agreed to issue 1,000,000 restricted shares of our common stock to Mr. Pinedo.

Mineral Property Acquisition Agreement

On November 6, 2008, we entered into a mineral property acquisition agreement with CB Resources Ltd., BNP Resources LLC and Rafael Pinedo wherein we agreed to acquire an undivided one hundred percent (100%) interest certain mineral interests located in British Columbia known as the HCL Property (the HCL Property is comprised in part by our formerly owned Hunter Property). In consideration for the purchase of the HCL Property, we have agreed to issue 1,000,000 restricted shares of our common stock to CB Resources Ltd., 25,000,000 restricted shares of our Series A Preferred Stock to Rafael Pinedo and 6,000,000 restricted shares of our Series A Preferred Stock to BNP Resources LLC. The Series A Preferred Stock will be convertible into common shares on the basis of five shares of preferred stock for one share of common stock.

The closing of the transactions contemplated in the mineral property acquisition agreement occurred on November 6, 2008. Please refer to the information provided under Item 2.01 of this current report for information related to the mineral property acquisition and our business as a result of the acquisition.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 6, 2008, we entered into a mineral property acquisition agreement with CB Resources Ltd., BNP Resources LLC and Rafael Pinedo to acquire certain mineral property interests known as the HCL Property (the HCL Property is comprised in part by our formerly owned Hunter Property). The closing of the transactions contemplated in the mineral property acquisition agreement occurred on November 6, 2008. In accordance with the closing of the mineral property acquisition agreement, we agreed to issue 1,000,000 restricted shares of our common stock to CB Resources Ltd., 25,000,000 restricted shares of our Series A Preferred Stock to Rafael Pinedo and 6,000,000 restricted shares of our Series A Preferred Stock to BNP Resources LLC.

Due to land ownership restrictions under British Columbia laws, we entered into a trust agreement with CB Resources Ltd., wherein CB Resources Ltd. agreed to hold the mineral property interests in trust for our company.

CB Resources Ltd. is non-US persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and the shares will be issued in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Mr Rafael Pinedo and BNP Resources LLC are US persons and the shares will be issued in reliance upon Rule 506 of Regulation D of the Securities Act of 1933, as amended.

Because we were a shell company before our acquisition of the mineral property interests from CB Resources Ltd., we have included in this Current Report on Form 8-K, the information on our company that would be required if we were filing a general form for registration of securities on Form 10.

We are an early stage mineral exploration company. For further details on our business, please see the section entitled “Business” beginning on page 3.

BUSINESS

General Overview and Business Development over the Last Three Years

We were incorporated in the State of Nevada on September 12, 2006. We are an exploration stage corporation. An exploration stage corporation is one that is engaged in the search from mineral deposits or reserves which are not in either the development or production stage.

We maintain our statutory registered agent's office at The Corporation Trust Company of Nevada, 6100 Neil Road, Suite 500, Reno, Nevada 89511 and our business office and mailing address is 4400 Westgrove Drive, Suite 104, Dallas, Texas 75001. Our telephone number is (214) 288-9897.

Since October 2006, we held the rights to nine Mineral Titles Online cells referred to as the Hunter property, through Geoffrey Gachallan, a former director and officer of our company, who held the property for us in trust. On September 9, 2008, our rights to the claim expired.

On March 19, 2008, we entered into a mining acquisition agreement with Altos de Amador S.A., wherein we have agreed to purchase a 100% interest in certain mineral claims in Valparaiso, Antioquia, Colombia, known as the El Cafetal Mine.

As consideration for the purchase, we have agreed to pay to Altos de Amador $270,000 cash, to be provided as follows:

(a)	$50,000 to be provided on signing of the acquisition agreement;

(b)	$70,000 to be provided within 30 days of signing the acquisition agreement; and

(c)	$150,000 to be provided within 90 days of signing the acquisition agreement.

In addition, we have agreed to split profits from mining operations – 60% to our company and 40% to the vendor until such time as we have paid $210,000 of the purchase price, after which, profits shall be split 90% to our company and 10% to the vendor. We have the right to acquire the vendor’s 10% profit interest at any time for $370,000.

Effective April 4, 2008, we entered into an amending agreement with Altos de Amador wherein the terms of profit split have been amended so that, upon commencement of mining operations, all profits from the sale of ore shall be split 60% to our company and 40% to the vendor. Upon our company having paid a further $210,000, in addition to the funds payable pursuant to the terms of the mining acquisition agreement, such profits shall then be split 90% to our company and 10% to the vendor. Our company will have the right to acquire the vendor’s 10% profit interest at any time upon payment of an additional $370,000.

On October 16, 2008, Rafael A. Pinedo and Jeffrey Fanning were appointed as directors of our company.

Subsequent to such appointments, on October 16, 2008, Juan Restrepo Gutierrez resigned as president and a director of our company and Rafael A. Pinedo was appointed president. Mr. Gutierrez remains as chief executive officer, chief financial officer, secretary, treasurer. In addition, Mr. Fanning was appointed vice president of exploration. Our board of directors now consists of Rafael A. Pinedo and Jeffery Fanning.

On November 4, 2008, our board of directors designated 40,000,000 shares of our preferred stock as the Series A Preferred Stock. Each share of Series A Preferred Stock is convertible into shares of our common stock on the basis of one (1) share of Series A Preferred Stock for one-fifth (1/5) of one share of our Common Stock;

On November 6, 2008, we entered into a consulting agreement with Rafael Pinedo, our President. The term of the agreement is for a period of one year and in consideration for the services to be provided we have agreed to issue 1,000,000 restricted shares of our common stock to Mr. Pinedo.

On November 6, 2008, we entered into a mineral property acquisition agreement with CB Resources Ltd., BNP Resources LLC and Rafael Pinedo to acquire certain mineral property interests known as the HCL Property (the HCL Property is comprised in part by our formerly owned Hunter Property). The closing of the transactions contemplated in the mineral property acquisition agreement occurred on November 6, 2008. In accordance with the closing of the mineral property acquisition agreement, we agreed to issue 1,000,000 restricted shares of our common stock to CB Resources Ltd., 25,000,000 restricted shares of our Series A Preferred Stock to Rafael Pinedo and 6,000,000 restricted shares of our Series A Preferred Stock to BNP Resources LLC. Due to land ownership restrictions under British Columbia laws, we entered into a trust agreement with CB Resources Ltd., wherein CB Resources Ltd. agreed to hold the mineral property interests in trust for our company.

Business Subsequent to the Acquisition of the Mineral Property Interest

We are an exploration stage mining company engaged in the exploration of minerals on our property, known as the HCL Property, located in British Columbia.

Our current operational focus is to conduct exploration activities on our newly acquired HCL Property located in British Columbia and to complete the terms of the mining acquisition agreement with Altos de Amador S.A. for the El Cafetal Mine.

HCL Property

General Information

The HCL Property is a mining claim located in Merritt, British Columbia, Canada, and totals 415.04 hectares or 1,026 acres approximately.

The following is a list of tenure numbers, claim, and expiration date of our claims:

Tenure Number	Claim Name	No. MTO Cells	Expiration Date
592560	HCL	20	10/04/2009

A cell is an area, which appears electronically on the British Columbia Internet Minerals Titles Online Grid and was formerly called a claim. A claim is a grant from the Crown of the available land within the cells to the holder to remove and sell minerals. The online grid is the geographical basis for the cell. Formerly, the claim was established by sticking stakes in the ground to define the area and then recording the staking information. The staking system is now antiquated in British Columbia and has been replaced with the online grid. The claim is registered in the name of the CB Resources Ltd. who has agreed to hold the claim in trust on behalf of Chancery Resources. As October 06, 2008, it’s not yet been determined whether there are proven or probable reserves on the property.

There are no native land claims that affect title to the property.

Location and Access

The HCL mineral claim is comprised of 20 contiguous cells totaling 415.0483 hectares. The center of the property is located at the latitude 50o 2' 14" N and the longitude is 120o 47' 1" W. The claim is motor vehicle accessible from the Town of Merritt, B.C. by traveling 19 miles east along Highway #5 beyond the Village of Quilchena, B.C. to the Minnie Lake cut-off and then for 18 miles south by gravel ranch roads to the mineral claim.

Below is map of the HCL Claim:

HCL

921.009
592560
1170
1300
1366
1381
189
1370
Fort St. John
Terrace
Quesnel
Williams Lake
Vancouver
Victoria
Legend
Indian Reserves
National Parks
Parks
MTO Grid (MTO)
Mineral Tenure (current)
Mineral Claim
Mineral Lease
Mineral Reserves (current)
Placer Claim Designation
Placer Lease Designation
No Staking Reserve
Conditional Reserve
Release Required Reserve
Surface Restriction
Recreation Area
Others
Integrated Cadastral Fabric
Survey Parcels
BCGS Grid
Contours (1:250K)
Contour - Index
Contour - Intermediate
Areaof Exclusion
Annotation (1:20K)
Transportation - Points (TRIM)
Helipad
Transportation - Lines (TRIM)
Airfield
Airport
Airstrip
Airport Abandoned
Scale: 1:30,436
0
550
1100 m
Map center: 50° 2' 16" N, 120° 16' 55" W

This map is a user generated static output from an Internet mapping site and is for general reference only. Data layers that appear on this map may or may not be accurate, current, or otherwise reliable. THIS MAP IS NOT TO BE USED FOR NAVIGATION.

Physiography

The Town of Merritt, British Columbia which lies 37 miles by road northwest of the HCL mineral claim offers much of the necessary infrastructure required to base and carry-out an exploration program (accommodations, communications, equipment and supplies). Merritt B.C. is highway accessible from Vancouver, B.C. in a few hours by traveling over the Coquihalla (toll section) highway, in the time it takes to travel 200 miles. The overnight Greyhound bus service is a popular way to send-in samples and to receive additional equipment and supplies. The claim area ranges in elevation from 2,850 feet to 3,400 feet mean sea level. The physiographic setting of the property can be described as rounded, open range, plateau terrain that has been surficially altered both by the erosional and the depositional (drift cover) effects of glaciation. Thickness of drift cover in the valleys may vary considerably. Fresh water lakes and streams are abundant in the area.

Below is a map of the HCL Property location:

HCL Location

Quesnel
Williams Lake
Revelstoke
Kamloops
Enderby
Armstrong
Vernon
Merritt
HCL
Kelowna
Penticton
Greenwood
Castlegar
Trail
Nelson
Kimberley
Cranbrook
Parksville
Nanaimo
Port Moody
Surrey
Chilliwack
White Rock
Abbotsford
Duncan
Colwood
Victoria
83C
83D
82O
82N
82M
82L
82K
82J
82F
82E
82G
92O
92P
92H
92G
Fort St. John
Terrace
Vancouver
Legend
Provincial Boundary (1:2M)
NTS Grid
Transportation - Points (1:2M)
Airstrip
Ferry Route
Seaplane Custom Port
Transportation - Lines (1:2M)
Road - Trunk
Road - Main
Road - Local
Bridge
Rail Line
Water - Points (1:2M)
Falls
Dam
Water - Lines (1:2M)
Lake - Definite
Icefield
Island - Definite
Water - Polygons (1:2M)
River/Stream - Definite
Lake - Definite
Major Cities
0
70
140 km.
Map center: 50°17' N, 119°33' W
Scale: 1:3,951,315

This map is a user generated static output from an Internet mapping site and is for general reference only. Data layers that appear on this map may or may not be accurate, current, or otherwise reliable. THIS MAP IS NOT TO BE USED FOR NAVIGATION.

Location, History and Land Tenure

The geology of the HCL mineral claim may be described as being underlain by units of the Nicola Group. Some or all of these units may be found to host economic mineralization. The property geological setting offers good underlying possibilities and all overburden areas should be checked if a field program is undertaken. The deposit types that historically predominate in the general area are, as the larger target, as a porphyry-type base metal (copper-gold-palladium or copper-molybdenum) occurrence with peripheral base and precious metal occurrences as veins and/or contact zones of mineralization. The most prolific host in this area is the Nicola Group andesitic tuffs that are often skarned or altered. Any occurrences of Princeton Group sediments, i.e. shales, sanstone, etc. should be checked thoroughly for coal occurrences and possibly coal-bed methane gas possibilities.

Requirements for Title

Title to the property has already been granted CB Resources Ltd., who holds the claim in trust for our company. To obtain a Free Miner's Certificate, which is required to hold a mining claim in British Columbia, Section 8(1) of the B.C. Mineral Tenure Act (MTA) stipulates that a corporation must be registered under the British Columbia Business Corporations Act. Section 8(2) of the MTA stipulates that an individual applicant must either be a resident of Canada or be authorized to work in Canada. As the corporation is not registered in British Columbia the claim is held in trust for the Company by CB Resources Ltd., a corporation registered under the British Columbia Business Corporations Act. The mineral title claim has been registered with the Government of British Columbia.

Competition

We are a mineral resource exploration company. We compete with other mineral resource exploration companies for financing and for the acquisition of new mineral properties. Many of the mineral resource exploration companies with whom we compete have greater financial and technical resources than those available to us. Accordingly, these competitors may be able to spend greater amounts on acquisitions of mineral properties of merit, on exploration of their mineral properties and on development of their mineral properties. In addition, they may be able to afford more geological expertise in the targeting and exploration of mineral properties. This competition could result in competitors having mineral properties of greater quality and interest to prospective investors who may finance additional exploration. This competition could adversely impact on our ability to finance further exploration and to achieve the financing necessary for us to develop our mineral properties.

Compliance with Government Regulation

We are committed to complying with and are, to our knowledge, in compliance with, all governmental and environmental regulations applicable to our company and our properties. Permits from a variety of regulatory authorities are required for many aspects of mine operation and reclamation. We cannot predict the extent to which these requirements will affect our company or our properties if we identify the existence of minerals in commercially exploitable quantities. In addition, future legislation and regulation could cause additional expense, capital expenditure, restrictions and delays in the exploration of our properties.

Subsidiaries

We do not have any subsidiaries.

Research and Development Expenditures

We have incurred $Nil in research and development expenditures over the last fiscal year.

Employees

Currently, we do not have any employees. We do not expect any material changes in the number of employees over the next 12 month period.

We engage contractors from time to time to consult with us on specific corporate affairs or to perform specific tasks in connection with our exploration programs.

Intellectual Property

We do not own, either legally or beneficially, any patent or trademark.

RISK FACTORS

Our business operations are subject to a number of risks and uncertainties, including, but not limited to those set forth below:

Risks Associated With Mining

All of our properties are in the exploration stage. There is no assurance that we can establish the existence of any mineral resource on any of our properties in commercially exploitable quantities. Until we can do so, we cannot earn any revenues from operations and if we do not do so we will lose all of the funds that we expend on exploration. If we do not discover any mineral resource in a commercially exploitable quantity, our business could fail.

Despite exploration work on our mineral properties, we have not established that any of them contain any mineral reserve, nor can there be any assurance that we will be able to do so. If we do not, our business could fail.

A mineral reserve is defined by the Securities and Exchange Commission in its Industry Guide 7 (which can be viewed over the Internet at http://www.sec.gov/divisions/corpfin/forms/industry.htm#secguide7) as that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination. The probability of an individual prospect ever having a "reserve" that meets the requirements of the Securities and Exchange Commission's Industry Guide 7 is extremely remote; in all probability our mineral resource property does not contain any 'reserve' and any funds that we spend on exploration will probably be lost.

Even if we do eventually discover a mineral reserve on one or more of our properties, there can be no assurance that we will be able to develop our properties into producing mines and extract those resources. Both mineral exploration and development involve a high degree of risk and few properties which are explored are ultimately developed into producing mines.

The commercial viability of an established mineral deposit will depend on a number of factors including, by way of example, the size, grade and other attributes of the mineral deposit, the proximity of the resource to infrastructure such as a smelter, roads and a point for shipping, government regulation and market prices. Most of these factors will be beyond our control, and any of them could increase costs and make extraction of any identified mineral resource unprofitable.

Mineral operations are subject to applicable law and government regulation. Even if we discover a mineral resource in a commercially exploitable quantity, these laws and regulations could restrict or prohibit the exploitation of that mineral resource. If we cannot exploit any mineral resource that we might discover on our properties, our business may fail.

Both mineral exploration and extraction require permits from various foreign, federal, state, provincial and local governmental authorities and are governed by laws and regulations, including those with respect to prospecting, mine development, mineral production, transport, export, taxation, labour standards, occupational health, waste disposal, toxic substances, land use, environmental protection, mine safety and other matters. There can be no assurance that we will be able to obtain or maintain any of the permits required for the continued exploration of our mineral properties or for the construction and operation of a mine on our properties at economically viable costs. If we cannot accomplish these objectives, our business could fail.

We believe that we are in compliance with all material laws and regulations that currently apply to our activities but there can be no assurance that we can continue to remain in compliance. Current laws and regulations could be amended and we might not be able to comply with them, as amended. Further, there can be no assurance that we will be able to obtain or maintain all permits necessary for our future operations, or that we will be able to obtain them on reasonable terms. To the extent such approvals are required and are not obtained, we may be delayed or prohibited from proceeding with planned exploration or development of our mineral properties.

If we establish the existence of a mineral resource on any of our properties in a commercially exploitable quantity, we will require additional capital in order to develop the property into a producing mine. If we cannot raise this additional capital, we will not be able to exploit the resource, and our business could fail.

If we do discover mineral resources in commercially exploitable quantities on any of our properties, we will be required to expend substantial sums of money to establish the extent of the resource, develop processes to extract it and develop extraction and processing facilities and infrastructure. Although we may derive substantial benefits from the discovery of a major deposit, there can be no assurance that such a resource will be large enough to justify commercial operations, nor can there be any assurance that we will be able to raise the funds required for development on a timely basis. If we cannot raise the necessary capital or complete the necessary facilities and infrastructure, our business may fail.

Mineral exploration and development is subject to extraordinary operating risks. We do not currently insure against these risks. In the event of a cave-in or similar occurrence, our liability may exceed our resources, which would have an adverse impact on our company.

Mineral exploration, development and production involves many risks which even a combination of experience, knowledge and careful evaluation may not be able to overcome. Our operations will be subject to all the hazards and risks inherent in the exploration for mineral resources and, if we discover a mineral resource in commercially exploitable quantity, our operations could be subject to all of the hazards and risks inherent in the development and production of resources, including liability for pollution, cave-ins or similar hazards against which we cannot insure or against which we may elect not to insure. Any such event could result in work stoppages and damage to property, including damage to the environment. We do not currently maintain any insurance coverage against these operating hazards. The payment of any liabilities that arise from any such occurrence would have a material adverse impact on our company.

Mineral prices are subject to dramatic and unpredictable fluctuations.

We expect to derive revenues, if any, either from the sale of our mineral resource properties or from the extraction and sale of precious and base metals such as gold, silver and copper. The price of those commodities has fluctuated widely in recent years, and is affected by numerous factors beyond our control, including international, economic and political trends, expectations of inflation, currency exchange fluctuations, interest rates, global or regional consumptive patterns, speculative activities and increased production due to new extraction developments and improved extraction and production methods. The effect of these factors on the price of base and precious metals, and therefore the economic viability of any of our exploration properties and projects, cannot accurately be predicted.

The mining industry is highly competitive and there is no assurance that we will continue to be successful in acquiring mineral claims. If we cannot continue to acquire properties to explore for mineral resources, we may be required to reduce or cease operations.

The mineral exploration, development, and production industry is largely un-integrated. We compete with other exploration companies looking for mineral resource properties. While we compete with other exploration companies in the effort to locate and acquire mineral resource properties, we will not compete with them for the removal or sales of mineral products from our properties if we should eventually discover the presence of them in quantities sufficient to make production economically feasible. Readily available markets exist worldwide for the sale of mineral products. Therefore, we will likely be able to sell any mineral products that we identify and produce.

In identifying and acquiring mineral resource properties, we compete with many companies possessing greater financial resources and technical facilities. This competition could adversely affect our ability to acquire suitable prospects for exploration in the future. Accordingly, there can be no assurance that we will acquire any interest in additional mineral resource properties that might yield reserves or result in commercial mining operations.

Risks Related To Our Company

We have a limited operating history on which to base an evaluation of our business and prospects.

We have been in the business of exploring mineral resource properties since September 2006 and we have not yet located any mineral reserve. As a result, we have never had any revenues from our operations. In addition, our operating history has been restricted to the acquisition and exploration of our mineral properties and this does not provide a meaningful basis for an evaluation of our prospects if we ever determine that we have a mineral reserve and commence the construction and operation of a mine. We have no way to evaluate the likelihood of whether our mineral properties contain any mineral reserve or, if they do that we will be able to build or operate a mine successfully. We anticipate that we will continue to incur operating costs without realizing any revenues during the period when we are exploring our properties. We therefore expect to continue to incur significant losses into the foreseeable future. We recognize that if we are unable to generate significant revenues from mining operations and any dispositions of our properties, we will not be able to earn profits or continue operations. At this early stage of our operation, we also expect to face the risks, uncertainties, expenses and difficulties frequently encountered by companies at the start up stage of their business development. We cannot be sure that we will be successful in addressing these risks and uncertainties and our failure to do so could have a materially adverse effect on our financial condition. There is no history upon which to base any assumption as to the likelihood that we will prove successful and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations.

The fact that we have not earned any operating revenues since our incorporation raises substantial doubt about our ability to continue to explore our mineral properties as a going concern.

We have not generated any revenue from operations since our incorporation and we anticipate that we will continue to incur operating expenses without revenues unless and until we are able to identify a mineral resource in a commercially exploitable quantity on one or more of our mineral properties and we build and operate a mine. We had cash in the amount of $18,004 as of August 31, 2008. At August 31, 2008, we had working capital deficit of $44,964. We incurred a net loss of $189,774 for the nine month period ended August 31, 2008 and $251,764 since inception on September 12, 2006. We estimate our average monthly operating expenses to be approximately $7,800 to $9,500 , including mineral property costs, management services and administrative costs. Should the results of our planned exploration require us to increase our current operating budget, we may have to raise additional funds to meet our currently budgeted operating requirements for the next 12 months. As we cannot assure a lender that we will be able to successfully explore and develop our mineral properties, we will probably find it difficult to raise debt financing from traditional lending sources. We have traditionally raised our operating capital from sales of equity and debt securities, but there can be no assurance that we will continue to be able to do so. If we cannot raise the money that we need to continue exploration of our mineral properties, we may be forced to delay, scale back, or eliminate our exploration activities. If any of these were to occur, there is a substantial risk that our business would fail.

These circumstances lead our independent registered public accounting firm, in their report dated February 27, 2008, to comment about our company’s ability to continue as a going concern. Management has plans to seek additional capital through a private placement and public offering of its capital stock. These conditions raise substantial doubt about our company’s ability to continue as a going concern. Although there are no assurances that management’s plans will be realized, management believes that our company will be able to continue operations in the future. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event our company cannot continue in existence.” We continue to experience net operating losses.

Risks Associated with Our Common Stock

Trading on the OTC Bulletin Board may be volatile and sporadic, which could depress the market price of our common stock and make it difficult for our stockholders to resell their shares.

Our common stock is quoted on the OTC Bulletin Board service of the Financial Industry Regulatory Authority. Trading in stock quoted on the OTC Bulletin Board is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTC Bulletin Board is not a stock exchange, and trading of securities on the OTC Bulletin Board is often more sporadic than the trading of securities listed on a quotation system like NASDAQ or a stock exchange like Amex. Accordingly, shareholders may have difficulty reselling any of their shares.

Our stock is a penny stock. Trading of our stock may be restricted by the SEC’s penny stock regulations and FINRA’s sales practice requirements, which may limit a stockholder’s ability to buy and sell our stock.

Our stock is a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in, and limit the marketability of, our common stock.

In addition to the “penny stock” rules promulgated by the Securities and Exchange Commission, the Financial Industry Regulatory Authority has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the Financial Industry Regulatory Authority believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. The Financial Industry Regulatory Authority ’ requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

Other Risks

Trends, Risks and Uncertainties

We have sought to identify what we believe to be the most significant risks to our business, but we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Purchase of Significant Equipment

We do not intend to purchase any significant equipment over the next twelve months.

Personnel Plan

We do not expect any material changes in the number of employees over the next 12 month period (although we may enter into employment or consulting agreements with our officers or directors). We do and will continue to outsource contract employment as needed.

Off-Balance Sheet Arrangements

There are no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Our principal capital resources have been through the subscription and issuance of common stock, although we have also used stockholder loans and advances from related parties.

Results of Operations for the Years Ended November 30, 2007 and 2006

The following summary of our results of operations should be read in conjunction with our audited financial statements for the years ended November 30, 2007 and 2006.

Our operating results for the years ended November 30, 2007 and 2006 are summarized as follows:

		Year Ended
		November 30
		2007		2006
Revenue	$	Nil	$	Nil
Total Expenses		$61,990		$55,991
Net Loss		$61,990		$55,991

Revenues

We have not earned any revenues since our inception and we do not anticipate earning revenues in the near future.

Expenses

Our expenses for the year ended November 30, 2007 and November 30, 2006 are outlined in the table below:

		Year Ended
		November 30
		2007		2006
General and administrative		$46,613		$524
Management services		$6,000		$1,250
Impairment of mineral property costs	$	Nil		$3,700
Mineral property costs		$75	$	Nil
Rent		$3,303		$525

The increase in operating expenses for the year ended November 30, 2007, compared to the same period in fiscal 2006, was mainly due to the commencement of our business operation.

Liquidity and Financial Condition

As of November 30, 2007, our total assets were $99,244 and our total liabilities were $48,934 and we had a working capital surplus of $50,310. Our financial statements report a net loss of $55,991 for the year ended November 30, 2007, and a net loss of $61,990 for the period from September 12, 2006 (date of inception) to November 30, 2007.

We have suffered recurring losses from operations. The continuation of our company is dependent upon our company attaining and maintaining profitable operations and raising additional capital as needed. In this regard we have raised additional capital through equity offerings and loan transactions.

Results of Operations for the Quarters Ended August 31, 2008 and 2007

The following summary of our results of operations should be read in conjunction with our unaudited financial statements for the three and nine months ended August 31, 2008 and 2007.

Three months ended August 31, 2008 and 2007

Our operating results for the three months ended August 31, 2008 and 2007 are summarized as follows:

		Three Months Ended
		August 31
		2008		2007

Revenue	$	Nil	$	Nil

Total Expenses		$99,527		$19,597
Net Loss		$99,527		$19,597

Revenues

We have not earned any revenues since our inception and we do not anticipate earning revenues in the near future.

Expenses

Our expenses for the three months ended August 31, 2008 and August 31, 2007 are outlined in the table below:

		Three Months Ended
		August 31
		2008		2007
General and administrative		$28,027		$17,248
Management services		$1,500		$1,500
Impairment of mineral property costs		$70,000	$	Nil
Mineral property costs	$	Nil	$	Nil
Rent	$	Nil		$849

The increase in operating expenses for the three months ended August 31, 2008, compared to the same period in fiscal 2007, was mainly due to an increase in general and administrative costs and impairment of mineral property costs.

Nine months ended August 31, 2008 and 2007

Our operating results for the nine months ended August 31, 2008 and 2007 are summarized as follows:

		Nine Months Ended
		August 31
		2008		2007
Revenue	$	Nil	$	Nil
Total Expenses		$189,774		$48,080
Net Loss		$189,774		$48,080

Revenues

We have not earned any revenues since our inception and we do not anticipate earning revenues in the near future.

Expenses

Our expenses for the nine months ended August 31, 2008 and August 31, 2007 are outlined in the table below:

		Nine Months Ended
		August 31
		2008		2007
General and administrative		$63,480		$41,177
Management services		$4,500		$4,500
Impairment of mineral property costs		$120,000	$	Nil
Mineral property costs	$	Nil	$	Nil
Rent		$1,794		$2,403

The increase in operating expenses for the nine months ended August 31, 2008, compared to the same period in fiscal 2007, was mainly due to an increase in general and administrative costs and impairment of mineral property costs.

Liquidity and Financial Condition

As at August 31, 2008, our company had $18,229 in current assets, including $18,004 in cash and $225 in prepaid expenses. As at August 31, 2008, we had working capital deficit of $44,964.

We have not generated any revenue since inception and are dependent upon obtaining financing to pursue our business activities. For these reasons, our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

PROPERTIES

Executive Offices

As of the date of this current report, our executive, administrative, and operating offices are located at 4400 Westgrove Drive, Suite 104, Dallas, Texas 75001. We lease approximately 1350 square feet at a cost of $1860 per month. We believe these facilities are adequate for our current needs and that alternate facilities on similar terms would be readily available if needed.

Mineral Properties

As of the date of this current report on Form 8-K, we hold or have the rights to acquire the following properties: El Cafetal Mine and the HCL Property. For detailed descriptions of these properties, please see the section entitled “Business” above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 12, 2008, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers, following completion of all share issuances described herein. Each person has sole voting and investment power with respect to the shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Rafael A. Pinedo President and Director 4400 Westgrove Dr Suite 106 Dallas Texas 75001	5,000,000(2)	14.18%
Jeffrey Fanning Vice President of Exploration and Director 4400 Westgrove Dr Suite 106 Dallas Texas 75001	Nil	0%
Juan Restrepo Gutierrez Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer Calle 10 No 25-103, Apt 10 Medellin, Colombia	4,000,000	13.22%
BNP Resources LLP(3) 4020 N MacArthur Blvd Suite 122 Irving Texas 75001	1,200,000(4)
Directors and Executive Officers as a Group(1)	9,000,000	29.75%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on November 12, 2008. As of November 12, 2008, there were 30,250,000 shares of our company’s common stock issued and outstanding, which does not include the issuance of the 2,000,000 shares described herein, issuable as to 1,000,000 to Rafael Pinedo and 1,000,000 to CB Resources Ltd.

(2)	Includes 5,000,000 shares of common stock issuable to Rafael A. Pinedo upon exchange of 25,000,000 shares of our Series A Preferred Stock.

(3)	BNP Resources LLP is controlled by Jeffrey Fanning, a director of our company.

(4)	Includes 1,200,000 shares of common stock issuable to BNP Resources LLP upon exchange of 6,000,000 shares of our Series A Preferred Stock.

Change in Control

Upon closing of the transactions contemplated by the mineral property acquisition agreement on November 6, 2008, we are obligated to issue 1,000,000 restricted shares of our common stock to CB Resources Ltd., 25,000,000 restricted shares of our Series A Preferred Stock to Rafael Pinedo and 6,000,000 restricted shares of our Series A Preferred Stock to BNP Resources LLC, giving them the right to acquire an aggregate of 6,200,000 restricted shares of our common stock.

In the event that all 31,000,000 shares of our preferred stock are converted to shares of our common stock, Mr. Pinedo and BNP Resources LLC will hold approximately 16% of the issued and outstanding voting securities of our company subsequent to such conversion.

DIRECTORS AND EXECUTIVE OFFICERS

All directors of our company hold office until the next annual meeting of the security holders or until their successors have been elected and qualified. The officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Rafael A. Pinedo	President and Director	40	October 16, 2008
Jeffrey Fanning	Vice President of Exploration and Director	40	October 16, 2008
Juan Restrepo Gutierrez	Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer	52	January 9, 2008

Business Experience

The following is a brief account of the education and business experience during at least the past five years of our director and executive officer, indicating his principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Rafael A. Pinedo

Mr. Pinedo has over 20 years of experience in the areas of consulting, engineering, and energy. Since December 3, 1998, Mr. Pinedo has served as president and chief executive officer of Pilgrim Petroleum Corporation (PGPM.OTC and PHV on the Frankfurt Stock Exchange), an oil and gas exploration company based out of Dallas, Texas. Since December 31, 2003, Mr. Pinedo has also served as president and director of engineering and operations, for American Petroleum Corp, an Irving, and Texas based operating company, and managing director of American BNP Resources LP based in Midland, Texas. Mr. Pinedo is Chairman of Arcland Energy Corporation (OTCBB: ACLY) a Dallas Texas exploration company. In addition Mr. Pinedo also serves as a director of CB Resources Ltd. (CNQ.ICD) a Canadian public company based in Vancouver, Canada and director at Mineral Hills Industries Ltd. a Canadian public company (TSXV.MHI), he has assisted as consultant and investor on a number of public companies in the United States, Canada and United Kingdom in energy and mineral exploration operations.

Jeffrey Fanning

Mr. Fanning has over 16 years of experience in engineering, field services and consulting. Mr. Fanning is currently president of Lariat Energy Corp. a field and exploration service company and was vice-president of operations at Pilgrim Petroleum Corp. (OTC.PGPM) until December 2006. Mr. Fanning worked as an operations manager for American BNP Resources LLC a drilling and operating company. Prior to this, Mr. Fanning has been involve in property development and further strategic property acquisitions and assisted a number of public companies in developing their operating plans for their exploration operations.

Juan Restrepo Gutierrez

Mr. Restrepo Gutierrez acts as general manager of Mineral and Geological Consulting Company since October 2006. Prior to that Mr. Restrepo Gutierrez worked in the tire and retreading industry where he served as a production manager, general manager and a consultant for several companies. Mr. Restrepo Gutierrez also worked in the electronic maintenance industry and has experience in the no ferrous foundry industry where he acted as a manager for several years.

Mr. Restrepo Gutierrez has a Bachelor of Geology and a Master of Science in Geology from the University of South Florida, Tampa. He has taken specialization courses in project management, sales and service management, strategic marketing management and quality control under ISO 9000. He taught Optical Mineralogy and Igneous and Metamorphic Petrology at the Universidad Nacional de Colombia. Mr. Restrepo Gutierrez has also taught courses at the Universidad Pontificia Bolivariana and Colegiatura Colombiana de Diseño.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended November 30, 2007; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended November 30, 2007, who we will collectively refer to as our named executive officers, of our company for the years ended November 30, 2007 and November 30, 2006, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
Juan Restrepo Gutierrez Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Former President (1)	2007 2006	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A
Geoffrey Gachallan Former President, Secretary and Treasurer (2)	2007 2006	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Rafael A. Pinedo President and Director (3)	2007 2006	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A
Jeffrey Fanning Vice President of Exploration and Director (4)	2007 2006	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A

(1)

Mr. Gutierrez was appointed as our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on January 9, 2008. On October 16, 2008, Mr. Gutierrez resigned as a director and President.

(2)	Mr. Gachallan resigned as our President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of on January 9, 2008.

(3)	Mr. Pinedo was appointed as our President and a Director on October 16, 2008.

(4)	Mr. Fanning was appointed as our Vice President of Exploration and a Director on October 16, 2008.

There are no compensatory plans or arrangements with respect to our executive officers resulting from their resignation, retirement or other termination of employment or from a change of control.

Outstanding Equity Awards at Fiscal Year-End

As at November 30, 2007, there were no unexercised options or stock that had not vested in regards to our executive officers, and there were no equity incentive plan awards for our executive officers during the year ended November 30, 2007.

Options Grants in the Year Ended November 30, 2007

During the year ended November 30, 2007, no stock options were granted to our executive officers and directors.

Aggregated Options Exercised in the Year Ended November 30, 2007 and Year End Option Values

There were no stock options exercised during the year ended November 30, 2007 and no stock options held by our executive officers at the end of the year ended November 30, 2007.

Repricing of Options/SARS

We did not reprice any options previously granted to our executive officers during the year ended November 30, 2007.

Director Compensation

Directors of our company may be paid for their expenses incurred in attending each meeting of the directors. In addition to expenses, directors may be paid a sum for attending each meeting of the directors or may receive a stated salary as director. No payment precludes any director from serving our company in any other capacity and being compensated for such service. Members of special or standing committees may be allowed similar reimbursement and compensation for attending committee meetings. During the year ended November 30, 2007, we did not pay any compensation or grant any stock options to our directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except as disclosed below, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

As at August 31, 2008, we recognized $4,500 (2007 - $4,500) for donated services provided by an officer of our company and incurred $1,794 (2007 - $2,403) in rent to a company controlled by the former President of our company.

As at August 31, 2008, our company is indebted to our former President in the amount of $44,917 (November 30, 2007 -$45,214) for cash advances and expenses paid for on behalf of our company, which is non-interest bearing, unsecured and due on demand.

As at August 31, 2008, our company is indebted to an officer of our company for $2,385 for expenses paid for on behalf of our company, which is non-interest bearing, unsecured and due on demand.

On May 27, 2008, we entered into a share cancellation and return to treasury agreement with our former President wherein he agreed to the return for cancellation 119,000,000 shares of our common stock held by him. The former President was not offered any compensation for such cancellation.

Corporate Governance

We currently act with two directors, consisting of Rafael A. Pinedo and Jeffrey Fanning. We have determined that we do not have a director that is considered an “independent director” as defined by Nasdaq Marketplace Rule 4200(a)(15). The company will appoint additional directors in due course.

We do not have a standing audit, compensation or nominating committee, but our entire board of directors acts in such capacities. We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have a standing audit, compensation or nominating committee because we believe that the functions of such committees can be adequately performed by the board of directors.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common shares are quoted on the Over-the-Counter Bulletin Board under the symbol “CCRY.” The following quotations, obtained from Yahoo Finance, reflect the high and low bids for our common shares based on inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

The high and low bid prices of our common stock for the periods indicated below are as follows:

National Association of Securities Dealers OTC Bulletin Board(1)
Quarter Ended	High	Low
August 31, 2008	$0.76	$0.14
May 31, 2008	$0.75	$0.75
February 29, 2008	$N/A(2)	$N/A(2)
November 30, 2007	$N/A(2)	$N/A(2)
August 31, 2007	$N/A(2)	$N/A(2)
May 31, 2007	$N/A(2)	$N/A(2)
February 28, 2007	$N/A(2)	$N/A(2)
November 30, 2006	$N/A(2)	$N/A(2)
August 31, 2006	$N/A(2)	$N/A(2)

(1) Over-the-counter market quotations reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not represent actual transactions.

(2) No trades occurred during this period.

Our common shares are issued in registered form. Empire Stock Transfer Inc., 7251 West Lake Mead Boulevard, Suite 300, Las Vegas, Nevada 89128-8351 (Telephone: (775) 562-4091; Facsimile: (775) 974-1444) is the registrar and transfer agent for our common shares.

On October 31, 2008, the shareholders' list showed 32 registered shareholders, 30,250,000 common shares and no Series A Preferred Shares outstanding.

Dividend Policy

We have not paid any cash dividends on our common stock and have no present intention of paying any dividends on the shares of our common stock. Our current policy is to retain earnings, if any, for use in our operations and in the development of our business. Our future dividend policy will be determined from time to time by our board of directors.

Equity Compensation Plan Information

We have not adopted any equity compensation plans.

RECENT SALES OF UNREGISTERED SECURITIES

The following sets forth certain information concerning securities which were sold or issued by us without the registration of the securities under the Securities Act of 1933 in reliance on exemptions from such registration requirements within the past three years:

On September 12, 2006, we completed an offering of 5,000,000 shares of our common stock at a price of $0.00001 per share to our former president, Geoffrey Gachallan. These shares were issued in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

In accordance with the closing of the mineral property acquisition agreement, we agreed to issue 1,000,000 restricted shares of our common stock to CB Resources Ltd., 25,000,000 restricted shares of our Series A Preferred Stock to Rafael Pinedo and 6,000,000 restricted shares of our Series A Preferred Stock to BNP Resources LLC.

On November 6, 2008, we entered into a consulting agreement with Rafael Pinedo, our President. The term of the agreement is for a period of one year and in consideration for the services to be provided we have agreed to issue 1,000,000 restricted shares of our common stock to Mr. Pinedo.

CB Resources Ltd. is a non-US person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and the shares were issued in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Mr Rafael Pinedo and BNP Resources LLC are US persons and the shares were issued in reliance upon Rule 506 of Regulation D of the Securities Act of 1933, as amended.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

General

Our authorized capital stock consists of 2,500,000,000 shares of common stock at a par value of $0.00001 per share and 2,500,000,000 shares of preferred stock with a par value of $0.00001

Common Stock

As of November 11, 2008, there were 30,250,000 shares of our common stock issued and outstanding that are held by 32 stockholders of record.

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

We are authorized to issue up to 2,500,000,000 shares of preferred stock with a par value of $0.00001. Our board of directors is authorized to issue preferred stock and to fix the consideration and preferences of the preferred stock.

On November 4, 2008, our board of directors designated 40,000,000 shares of our preferred stock as the Series A Preferred Stock. In accordance with the closing of the mineral property acquisition agreement, we agreed to issue an aggregate of 31,000,000 shares of Series A Preferred Stock to two shareholders.

The Series A Preferred Stock has the following rights and restrictions: each share of Series A Preferred Stock is convertible into shares of our common stock on the basis of one (1) share of Series A Preferred Stock for one-fifth (1/5) of one share of our Common Stock.

Dividend Policy

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Share Purchase Warrants

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

Options

We have not issued and do not have outstanding any options to purchase shares of our common stock.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Revised Statutes provide that:

  a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful;

  a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper; and

  to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

We may make any discretionary indemnification only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

  by our stockholders;

  by our board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

  if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion;

  if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion; or

  by court order.

Unless limited by our articles of incorporation (which is not the case with our articles of incorporation) a corporation must indemnify a director who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 6, 2008 and in accordance with the closing of the mineral property acquisition agreement, we agreed to issue 1,000,000 restricted shares of our common stock to CB Resources Ltd., 25,000,000 restricted shares of our Series A Preferred Stock to Rafael Pinedo and 6,000,000 restricted shares of our Series A Preferred Stock to BNP Resources LLC.

On November 6, 2008, we entered into a consulting agreement with Rafael Pinedo, our President. The term of the agreement is for a period of one year and in consideration for the services to be provided we have agreed to issue 1,000,000 restricted shares of our common stock to Mr. Pinedo.

CB Resources Ltd. is a non-US person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and the shares were issued in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Rafael Pinedo and BNP Resources LLC are US persons and the shares were issued in reliance upon Rule 506 of Regulation D of the Securities Act of 1933, as amended.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Upon closing of the transactions contemplated by the mineral property acquisition agreement on November 6, 2008, we agreed to issue 25,000,000 restricted shares of our preferred stock to Rafael Pinedo and 6,000,000 restricted shares of our preferred stock to BNP Resources LLC, giving them the right to acquire an aggregate of 6,200,000 restricted shares of our common stock. We also issued 1,000,000 restricted shares of our common stock to Rafael Pinedo.

In the event that all 31,000,000 shares of our preferred stock are converted to shares of our common stock, Mr. Pinedo and BNP Resources LLC will hold approximately 16% of the issued and outstanding voting securities of our company.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Management has determined that, as of the closing of the mineral property acquisition agreement, our company has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended. Please refer to Item 2.01 of this current report for a detailed description of the asset purchase agreement and the business of our company following the closing date.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 4, 2008, our board of directors designated 40,000,000 shares of our preferred stock as the Series A Preferred Stock.

The Series A Preferred Stock has the following rights and restrictions: each share of Series A Preferred Stock is convertible into shares of our common stock on the basis of one (1) share of Series A Preferred Stock for one-fifth (1/5) of one share of our Common Stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits required by Item 601 of Regulation S-K

Exhibit	Description
Number
(3)	Articles of Incorporation and Bylaws
3.1	Articles of Incorporation (incorporated by reference from our Registration Statement on Form SB-2 filed on March 20, 2007).
3.2	By-laws (incorporated by reference from our Registration Statement on Form SB-2 filed on March 20, 2007).
3.3

Certificate of Change filed with the Secretary of State of Nevada on January 16, 2008 effective January 18, 2008 (incorporated by reference from our Current Report on Form 8-K filed on February 1, 2008).

3.4*	Certificate of Designation of the Series A Preferred Stock
(4)	Instruments Defining Rights of Security Holders, Including Debentures
4.1	Specimen Stock Certificate (incorporated by reference from our Registration Statement on Form SB-2 filed on March 20, 2007).
(10)	Material Contracts
10.1	Trust Agreement (incorporated by reference from our Registration Statement on Form SB-2 filed on March 20, 2007).
10.2	Mining Acquisition Agreement dated March 19, 2008 between our company and Altos de Amador S.A. (incorporated by reference from our Current Report on Form 8-K filed on March 25, 2008).
10.3	Amending Agreement dated April 4, 2008 between our company and Altos de Amador S.A. (incorporated by reference from our Quarterly Report on Form 10-QSB filed on April 18, 2008).
10.4	Share Cancellation/Return to Treasury Agreement (incorporated by reference from our Current Report on Form 8-K filed on June 5, 2008).
10.5*	Mining Property Acquisition Agreement dated November 6, 2008 between our company, CB Resources Ltd., BNP Resources LLC and Rafael Pinedo.
10.6*	Trust Agreement dated November 6, 2008 between our company and CB Resources Ltd.
10.7*	Consulting Agreement dated November 6, 2008 between our company and Rafael Pinedo.

Exhibit	Description
Number
(14)	Code of Ethics
14.1	Code of Ethics (incorporated by reference from our Annual Report on Form 10-KSB filed on February 28, 2008).
(99)	Additional Exhibits
99.1	Audit Committee Charter (incorporated by reference from our Annual Report on Form 10-KSB filed on February 28, 2008).
99.2	Disclosure Committee Charter (incorporated by reference from our Annual Report on Form 10-KSB filed on February 28, 2008).

*filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANCERY RESOURCES INC.

/s/ Rafael Pinedo
Rafael Pinedo
President and Director

Date: November 13, 2008